As filed with the Securities and Exchange Commission on May 26, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-22570

Brookfield Global Listed Infrastructure Income Fund Inc.
 (Exact name of registrant as specified in charter)

Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Address of principal executive offices) (Zip code)

Brian F. Hurley, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023
 (Name and address of agent for service)

855-777-8001
Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  March 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.
Item 1. Schedule of Investments.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments (Unaudited)
March 31, 2017

	Shares	Value
COMMON STOCKS - 131.9%
AUSTRALIA - 5.5%
Pipelines - 2.0%
APA Group	623,400	$ 4,266,746
Toll Roads - 3.5%
Transurban Group [1]	816,500	7,278,205
Total AUSTRALIA		11,544,951
BRAZIL - 2.9%
Electricity Transmission & Distribution - 2.9%
Alupar Investimento SA	926,198	6,032,447
Total BRAZIL		6,032,447
CANADA - 11.2%
Pipelines - 11.2%
Pembina Pipeline Corp. [1]	266,100	8,432,119
TransCanada Corp. [1]	322,100	14,864,291
Total Pipelines		23,296,410
Total CANADA		23,296,410
FRANCE - 5.8%
Toll Roads - 5.8%
Groupe Eurotunnel SE	327,000	3,286,995
Vinci SA	110,200	8,750,858
Total Toll Roads		12,037,853
Total FRANCE		12,037,853
ITALY - 6.1%
Electric Utilities & Generation - 2.4%
ACEA SpA [9]
(Acquired 11/06/13 - 11/12/13, Cost $1,684,754, 1.0%)	160,360	2,180,492
Enel SpA	622,800	2,930,573
Total Electric Utilities & Generation		5,111,065
Pipelines - 0.9%
Italgas SpA [1]	439,980	1,930,058
Toll Roads - 2.8%
Atlantia SpA	222,800	5,747,394
Total ITALY		12,788,517
MEXICO - 1.9%
Pipelines - 0.7%
Infraestructura Energetica Nova SAB de CV	308,000	1,471,543
Toll Roads - 1.2%
Promotora y Operadora de Infraestructura SAB de CV	236,800	2,556,678
Total MEXICO		4,028,221
NEW ZEALAND - 2.6%
Airports - 2.6%
Auckland International Airport Ltd. [1]	1,140,800	5,401,776
Total NEW ZEALAND		5,401,776
SPAIN - 6.6%
Telecommunication Services - 2.3%
Cellnex Telecom SA [2]	294,400	4,848,750
Toll Roads - 4.3%
Ferrovial SA [1]	449,895	8,992,265
Total SPAIN		13,841,015
SWITZERLAND - 3.1%
Airports - 3.1%
Flughafen Zuerich AG [1]	30,800	6,562,182
Total SWITZERLAND		6,562,182
UNITED KINGDOM - 8.8%
Water - 8.8%
Pennon Group PLC [1]	582,700	6,436,763
Severn Trent PLC	192,800	5,751,031
United Utilities Group PLC [1]	490,150	6,102,833
Total Water		18,290,627
Total UNITED KINGDOM		18,290,627

UNITED STATES - 77.4%
Electric Utilities & Generation - 8.6%
American Electric Power Company, Inc.			76,700	5,148,871
NextEra Energy, Inc. [1]			30,628	3,931,716
NRG Yield, Inc. - Class A			280,600	4,879,634
Pattern Energy Group, Inc. [1]			197,100	3,967,623
Total Electric Utilities & Generation				17,927,844
Electricity Transmission & Distribution - 13.8%
Avangrid, Inc.			65,900	2,816,566
Edison International [1]			111,400	8,868,554
PG&E Corp. [1]			151,100	10,026,996
Sempra Energy [1]			63,900	7,060,950
Total Electricity Transmission & Distribution				28,773,066
Gas Utilities - 3.9%
NiSource, Inc. [1]			340,300	8,095,737
Midstream - 15.6%
Cheniere Energy Partners LP			177,600	5,738,256
Enable Midstream Partners LP			61,500	1,026,435
Phillips 66 Partners LP			50,400	2,588,040
Rice Midstream Partners LP			249,600	6,294,912
Sunoco Logistics Partners LP [1]			114,800	2,803,416
Targa Resources Corp. [1]			142,201	8,517,840
The Williams Companies, Inc. [1]			192,900	5,707,911
Total Midstream				32,676,810
Other - 0.2%
Teekay Offshore Partners LP [2,3,4,5]			74,525	348,370
Pipelines - 24.0%
Enbridge Energy Management LLC [1,3]			2	33
Enbridge Energy Partners LP			207,200	3,936,800
Energy Transfer Equity LP			151,100	2,981,203
Energy Transfer Partners LP [1]			339,900	12,413,148
Enterprise Products Partners LP [1]			474,400	13,098,184
Kinder Morgan, Inc. [1]			495,700	10,776,518
Williams Partners LP [1]			166,700	6,806,361
Total Pipelines				50,012,247
Telecommunication Services - 11.3%
American Tower Corp. [1]			144,000	17,501,760
Crown Castle International Corp. [8]			64,200	6,063,690
Total Telecommunication Services				23,565,450
Total UNITED STATES				161,399,524
Total COMMON STOCKS
(Cost $247,087,680)				275,223,523
CONVERTIBLE PREFERRED STOCK - 2.9%
UNITED STATES - 2.9%
Other - 2.9%
Teekay Offshore Partners LP, Series D, 10.5% [3,4,5]			245,575	6,139,375
Total UNITED STATES				6,139,375
Total CONVERTIBLE PREFERRED STOCK
(Cost $5,734,667)				6,139,375
			Principal Amount (000s)
	Interest Rate	Maturity		Value
CORPORATE BOND - 1.1%
AUSTRALIA - 1.1%
Pipelines - 1.1%
APT Pipelines Ltd. [6]	6.30%	09/30/72	AUD2,919	$ 2,274,730
Total AUSTRALIA				2,274,730
Total CORPORATE BOND
(Cost $3,054,157)				2,274,730

	Shares	Value
WARRANTS - 0.0%
UNITED STATES - 0.0%
Other - 0.0%
Teekay Offshore Partners LP, Series A [3,5,9]
(Acquired 7/18/16, Cost $0, 0.0%)
Expiration: June 2023
Exercise Price: $4.55	276,272	$ 0
Teekay Offshore Partners LP, Series B [3,5,9]
(Acquired 7/18/16, Cost $0, 0.0%)
Expiration: June 2023
Exercise Price: $6.05	138,136	0
Total Other		0
Total UNITED STATES
(Cost $0)		0
Total WARRANTS
(Cost $0)		0
Total Investments - 135.9%
(Cost $255,876,504)		283,637,628
Liabilities in Excess of Other Assets - (35.9)%		(74,983,089)
TOTAL NET ASSETS - 100.0%		$ 208,654,539

The following notes should be read in conjunction with the accompanying Schedule of Investments.
AUD - Australian Dollar
1 - All or portion of this security is pledged as collateral for credit facility.
2 - Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2017, the total value of all such securities was $5,197,120 or 2.5% of net assets.

3 - Non-income producing security.
4 - Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors.  As of March 31, 2017, the total value of all such securities was $6,487,745 or 3.1% of net assets.

5 - Private Placement.
6 - Variable rate security - Interest rate shown is the rate in effect as of March 31, 2017.
7 - Payment in kind security.
8 - This security is pledged as collateral for the written option contracts.
9 - Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of March 31, 2017, the total value of all such securities was $2,180,492 or 1.0% of net assests.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value.  If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2017:

Description:	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$11,544,951	$-	$11,544,951
Brazil	6,032,447	-	-	6,032,447
Canada	23,296,410	-	-	23,296,410
France	-	12,037,853	-	12,037,853
Italy	1,930,058	10,858,459	-	12,788,517
Mexico	4,028,221	-	-	4,028,221
New Zealand	-	5,401,776	-	5,401,776
Spain	-	13,841,015	-	13,841,015
Switzerland	-	6,562,182	-	6,562,182
United Kingdom	-	18,290,627	-	18,290,627
United States	161,051,154	-	348,370	161,399,524
Total Common Stocks	196,338,290	78,536,863	348,370	275,223,523
Convertible Preferred Stock:
United States	-	-	6,139,375	6,139,375
Corporate Bond:
Australia	-	2,274,730	-	2,274,730
Warrants:
United States	-	-	0	0
Total	$196,338,290	$80,811,593	$6,487,745	$283,637,628

Description:	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(186,180)	$-	$-	$(186,180)
Total	$(186,180)	$-	$-	$(186,180)

* Other financial instruments include written option contracts.

For further information regarding security characteristics, see the Schedule of Investments.

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of March 31, 2017.

	Quantitative Information about Level 3 Fair Value Measurements
Asset Type	Value as of March 31, 2017	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Common Stock
Teekay Offshore Partners LP	$348,370	Market Approach	Discounted Cash Flow	Discount for lack of marketability	7.80% (7.80%)	Decrease
Convertible Preferred Stock
Teekay Offshore Partners LP, Series D, 10.5%	6,139,375	Market Approach	Acquisition cost	Acquisition cost	$25.00 ($25.00)	Increase
Total	$6,487,745

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Common Stock	Convertible Preferred Stock	Warrants	Total
Balance at December 31, 2016	$213,452	$6,139,375	$0	$6,352,827
Accrued discounts (premiums)	-	-	-	-
Realized gain (loss)	-	-	-	-
Change in unrealized appreciation (depreciation)	(21,220)	161,171	-	139,951
Purchases at cost	161,171 (1)	-	-	161,171
Return of capital distribution	(5,033)	(161,171)	-	(166,204)
Balance at March 31, 2017	$348,370	$6,139,375	$0	$6,487,745
Change in unrealized gains or losses relating to assets still held at reporting date	$(21,220)	$161,171	$0	$139,951

(1) Received through corporate action.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $78,000,000. As of March 31, 2017, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

Level 2 common stocks are fair valued using a factor as a result of market movements following the close of local trading. During the three months ended March 31, 2017, there were transfers from Level 2 to Level 1 of $6,032,447, which represent common stocks that were previously priced using the adjusted prices and currently priced using the market close prices.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  As of March 31, 2017, there were no forward contracts outstanding.

Equity Option Contracts:  When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).

The premium amount and the number of written option contracts during the three months ended March 31, 2017 were as follows:

	Number of	Premium
	Contracts	Amount
Outstanding at December 31, 2016	642	$128,660
Options written	642	93,349
Options expired	(642)	(128,660)
Options exercised	-	-
Outstanding at March 31, 2017	642	$93,349

As of March 31, 2017, the following written option contracts were outstanding:

Call Options Written:

Contracts
(100 shares per Contract)	Description)	Exercise Price	Expiration Date	Premiums Received	Value at March 31, 2017	Unrealized Depreciation
642	Crown Castle International Corp.	$92.50	April 2017	$93,349	$186,180	$(92,831)

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the three months ended March 31, 2017, the average interest rate paid on the line of credit was 1.59% of the average total line of credit amount available to the Fund.

Total line of credit amount available	$ 82,000,000
Line of credit outstanding at March 31, 2017	78,000,000
Line of credit amount unused at March 31, 2017	4,000,000
Average balance outstanding during the period	78,000,000
Interest expense incurred on line of credit during the period	376,282

As of February 3, 2017, the total line of credit amount available was reduced from $120,000,000 to $82,000,000.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency translations and written option contracts, at March 31, 2017 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 255,876,504	$ 37,575,142	$ (9,814,018)	$ 27,761,124

Item 2. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.
(b) As of the date of filing this Form N-Q, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 3. Exhibits
(a) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brookfield Global Listed Infrastructure Income Fund Inc.

By (Signature and Title)             /s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:   May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:   May 26, 2017

By (Signature and Title)                  /s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:   May 26, 2017